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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 29, 1998


                           INFORMATION ADVANTAGE, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                  000-23475                    41-1718445
 (State or other jurisdiction       (Commission                (I.R.S. Employer
       of incorporation)            File Number)             Identification No.)


            7905 Golden Triangle Drive, Eden Prairie, Minnesota 55344 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (612) 833-3700


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ITEM 5.    OTHER EVENTS

           On June 29, 1998, Information Advantage, Inc., a Delaware corporation ("Information Advantage") entered into an Agreement and Plan of Merger, by and among Information Advantage, IAC Merger Corp., a Georgia corporation and wholly-owned subsidiary of Information Advantage ("Merger Sub") and IQ Software Corporation, a Georgia corporation ("IQ"). Upon the closing of the merger, Merger Sub shall be merged with and into IQ (the "Merger"), with IQ surviving the Merger and becoming a wholly-owned subsidiary of Information Advantage.

ITEM 7.    EXHIBITS

               Exhibit
               Number        Description

               2.1 Agreement and Plan of Merger, dated June 29, 1998, by and among Information Advantage, Merger Sub and IQ.

               99.1 Press Release, dated June 29, 1998, announcing the signing of the Agreement and Plan of Merger.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Information Advantage, Inc.


Date:  June 30, 1998              /s/  Donald W. Anderson
                                  ----------------------------------------------
                                  Donald W. Anderson
                                  Vice President and Chief Financial Officer